Middleburg
Financial Corporation

Investor Presentation

Third Quarter of 2010

Table of Contents

- Corporate History and Mission
- Situational Assessment
- Business Strategy
- Financial Performance

Corporate History

And Mission

History of Middleburg Financial

Phase I
1924 - 1987

- The Middleburg National Bank was established in 1924.
- The Bank operated from a single location for over 60 years and grew to approximately $100 million in total assets.

Phase II
1988 - 1992

- Downturn in the real estate market forced many banks into consolidation.
- Middleburg's well capitalized balance sheet enabled it to not only remain independent, but set the foundation for future growth.

History of Middleburg Financial

Phase III
1993 - Present

- 1993 - Management change
- 1994 - First branch office opened in Purcellville.
  - Formed holding company.
- 1996 - Leesburg FSC opened.
- 1997 - Middleburg Investment Services began operations.
  - Acquired Tredegar Trust Company.
- 1998 - Mortgage Banking Division launched.
- 1999 - Ashburn FSC opened.
- 2002 - Acquired Gilkison Patterson Investment Advisors.
  - Opened operations center and Ft. Evans FSC.
- 2003 - MFC acquired a 40% stake in Southern Trust Mortgage.
- 2004 - Reston FSC opened.
- 2005 - Warrenton FSC opened.
- 2006 - Developed CAT Strategy.
- 2007 - Marshall office opened.
- 2008 - Repositioned Ft. Evans and Ashburn FSCs.
  - Increased ownership interest of STM to 57%.
- 2010 - Opened Williamsburg FSC, Gainesville FSC and Online FSC.

Today, MBRG has the preeminent financial services franchise in its markets.

Franchise Growth

- In 1993, with the addition of new executive management, Middleburg Bank began a trend of growth that transformed the Company into the premier bank it is today. Since 1993:
  - Expanded executive management depth.
  - Opened 10 financial service centers.
  - Acquired trust, mortgage and asset management lines of business.
  - Increased total assets to over $1.0 billion for a CAGR of 13.9%.



$1,200
$1,000
$800
$600
$400
$200
$0
20
18
16
14
12
10
8
6
4
2
0
$121
$134
$142
$163
$185
$205
$244
$290
$354
$425
$509
$606
$740
$772
$841
$985
$976
$1,111
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Sept '10
Total Assets
Financial Service Centers

Corporate Structure


Middleburg Financial Corporation
Middleburg Bank
Southern Trust Mortgage
(57.1% Ownership)
Middleburg Investment Group
Middleburg Trust Company
Middleburg Investment Advisors

Middleburg Investment Group, Inc.



Middleburg Investment Group, Inc.
Middleburg Trust Company
Middleburg Investment Services
Middleburg Investment Advisors

- MIG has approximately $1.34 billion in administered assets as of Sept. 30, 2010.
- Sept. 2010, YTD Revenue of $2.56 million
- MTC Headquartered in Richmond, VA
- MIA Headquartered in Alexandria, VA.
- MTC Provides investment management and fiduciary services.
- MIA Specializes in fixed income securities, primarily investment grade issues.

Experienced, Executive Management Team

- Our senior management team consists of 9 officers who have 225 years of combined financial services experience and over 80 years combined experience serving Middleburg Bank.
  - Insider ownership – 25.0%
  - David Sokol – 19.9%

Officer	Title	Years Experience	Years with MBRG
Gary R. Shook	President & CEO, Middleburg Financial Corporation	28	5
Jeffrey H. Culver	Chief Operating Officer	20	8
Rajesh Mehra	Chief Financial Officer	22	1
John Mason L. Antrim	President & CEO, Middleburg Investment Group	19	14
James H. Patterson	President & CEO, Middleburg Investment Advisors	38	11
Jerry B. Flowers III	President & CEO, Southern Trust Mortgage	30	7
David L. Hartley	Senior VP, Middleburg Community Exec., Middleburg Trust Co.	20	11
Robert S. Miller	Senior VP, Marketing & Retail Banking	32	4
Suzanne K. Withers	Senior VP, HR & Organizational Development	16	6

Mission

To provide high quality financial solutions which aid individuals and businesses in achieving their aspirations, and in so doing, contribute to the welfare of our communities, provide a rewarding work environment for our employees and earn a superior return for our shareholders.

Vision

We are a Bank in the Business of Wealth Management

Core Values

Competency and Trust

Situational Assessment

Market Area

- Our primary service area is Loudoun County, western Fairfax County and Fauquier County, all of which are high growth and affluent markets in Northern Virginia.



Middleburg Bank Financial Service Centers
Proposed Financial Service Centers
Purcellville
Leesburg
LOUDOUN
Ashburn
Sterling
Reston
Middleburg
VIRGINIA
Marshall
Chantilly
FAUQUIER
Gainesville
FAIRFAX
Manassas
Warrenton
PRINCE WILLIAM



Middleburg Bank
Middleburg Investment Group
Southern Trust Mortgage
Leesburg
Ashburn
Reston
Alexandria
Marshall
Warrenton
VIRGINIA
Richmond
Lynchburg
Roanoke
Williamsburg
Virginia Beach

Note: Excludes STM locations outside of Virginia.

Affluent, Growth Market

- The Northern Virginia market in which we operate is one of the strongest banking markets in the U.S. and has the following characteristics:

Location	MBRG FSCs	Median HHI (2010)	Projected HHI Growth ('10 - '15)	Population (2010)	Projected Population Growth ('10 - '15)	Unemployment Rate (Sept. 2010)
Loudoun County, VA	6	$114,367	16.61%	308,819	18.33%	4.5%
Fauquier County, VA	2	$81,769	14.36%	68,698	5.40%	5.2%
Fairfax County, VA	1	$107,576	15.80%	1,041,236	2.80%	5.0%
Prince William Co., VA	1	$86,208	16.48	387,988	7.32	5.3%
James City County, VA	1	$71,082	11.58	66,174	10.88	4.6%
Washington, DC MSA	11	$81,213	17.36%	5,500,613	4.30%	5.9%
Virginia	11	$61,817	14.4%	7,965,681	3.98%	6.5%
United States	11	$54,442	12.39%	311,212,863	3.85%	9.6%

- Significantly lower unemployment rates.
- Local economy is driven by service industries that require a highly educated workforce, including professional and technical services; federal, state and local governments; construction and retail trade:
  - Highly educated workforce – 59% and 57% of residents in Fairfax and Loudoun Cos., respectively, have bachelors degrees or higher - significantly above the national median of 24.4%.

Source: Environmental Systems Research Institute, Inc., United States Census Bureau, and United States Bureau of Labor Statistics

Increasing Deposit Market Share

- Loudoun, Fauquier and Fairfax Counties have over $46.5 billion in total retail market deposits.
  - Ranked #1 with 18.3% deposit market share in Loudoun County as of June 30, 2010.
  - Our Loudoun County financial service centers average nearly $148 million in deposits per center – compared to $35 million per branch for the competitors.

	Middleburg Bank						Total Market (3 Counties)	
County	2010 Market Rank	Branches	Total Market Deposits (000s)	Average Deposits/ Branch	2010 Market Share	% Growth (2009-2010)	Total Market Deposits (000s)	Branches
Loudoun	1	5	$738,980	$147,796	18.33%	0.71%	$4,031,961	99
Fauquier	5	2	$75,110	$37,555	5.85%	8.08%	$1,284,338	26
Fairfax	34	1	$48,953	$48,953	0.12%	39.39%	$41,201,113	331
Total		8	$863,043	$107,880			$46,517,412	456

Note: Deposit market share as reported by FDIC Summary of Deposit, www2.fdic.gov/sod as of June 30, 2010 and June 30, 2009

Deposit Market Share – Loudoun County

- As of June 2010, Middleburg Bank holds the #1 Market Share position in Loudoun County

Historical Market Share – Loudoun County



26.0%
22.0%
18.0%
14.0%
10.0%
18.46%
19.10%
17.90%
16.24%
18.18%
19.15%
18.33%
2004
2005
2006
2007
2008
2009
2010
Middleburg
BB&T
Wells Fargo (Wachovia)

Source: FDIC Summary of Deposit Market Share

Business Strategy

Business Strategy

We are engaged in the business of wealth management. We view wealth as a relative term in that every client goes through a life cycle of creation, preservation and transfer of their personal wealth. Our business strategy consists of five components:


Diversified Businesses
Strong Financial Performance
We are a Bank in the business of Wealth Management
Integration
Brand Position
Geographic Footprint

Strategic Plan

Diversified Business	Continue to develop diversified business lines that contribute to the Company's financial performance and success.
Integration	Grow the number of services provided across business lines by doing the right things to assist our clients create, preserve and transfer wealth.
Brand Positioning	Provide a rewarding work environment that helps communicate a clear, consistent and sustainable experience and expresses the Company's mission and values.
Geographic Footprint	Expand our geographic footprint by analyzing and selecting markets & delivery channels that match our brand and business strategy by hiring experienced, in-market bankers.
Strong Financial Position	Maximize shareholder returns by maintaining financial discipline, superior asset quality, efficiency and non-interest income generation by providing quality financial solutions through relationship banking.

Strategic Plan



We are a Bank in the Business of Wealth Management
Diversified Business
Integration
Brand Positioning
Geographic Footprint
Strong Financial Position
Core Bank
Client Action Team
Local vs. Regional
Market Demographics
Asset Quality
Trust & Investment Services
Target Client Segments
Resource Allocation
Financial Service Centers
Non-Interest Income
Mortgage Banking
Incentive Based Rewards
Community Involvement
Delivery Channels
Growth & Profitability
Other Financial Services
Highly Engaged & Competent Service Delivery
Client Demographics
Marquee Players
Capital & Liquidity

Integration: Client Action Team (CAT) Model

- Each of our markets has a Client Action Team that consists of senior officers from commercial banking, retail banking, mortgage lending, investment brokerage, and investment and trust management.
  - Financial incentives and the proper reporting channels are in place to ensure success of the Client Action Team strategy.
- The Client Action Team allows us to:
  - Expand existing relationships;
  - Maximize business development efforts within the market; and
  - Minimize our clients' reliance on a relationship with one particular officer.



Retail Banking
Commercial Lending
Mortgage Banking
Trust & Investment Mgmt. Services
Client Action Team

Example of a Client Action Team (CAT)


Loan Administration (Credit Quality, Documentation)
HR & Training
Bank Operations
Client Team
Community Executive
Retail Branch Mgr.
Commercial Lender(s)
Financial Consultant
Trust/Investment Mgmt.
Mortgage Banker
Dotted line responsibility to adhere to policies/procedures.
Marketing, IT, Accounting, Risk Management, Facilities, Strategic Planning
Mortgage Operations (STM)
Trust & Investment Management Operations (Middleburg Investment Group)

Foundations of Excellence (FOX)

- We partnered with St. Meyer & Hubbard – an industry-leading firm specializing in helping banks and financial services companies maximize their potential.
- The FOX initiative will help us develop the skills to:
  - fully engage our clients in meaningful conversations;
  - hear what they are saying to us (even if not fully stated); and
  - recommend solutions that deepen client relationships.
- FOX initiative is delivering results:
  - Growing households through building relationships.
  - Increased CD retention efforts.
  - Full-service solutions based on client needs.
  - Enhances our position as "trusted advisor".

FOX Foundations Of Excellence

Building Strong Relationships

Current Households Served


7.1% growth rate
Households
15,500
15,300
15,100
14,900
14,700
14,500
14,300
14,100
13,900
13,700
13,500
14,203
14,591
15,081
15,211
15,415
Dec '06
Dec '07
Dec '08
Dec '09
Sept '10

Middleburg Bank

Middleburg Bank

- Middleburg Bank, founded in 1924, serves the Virginia counties of Loudoun, Fairfax, Fauquier, Prince William, and James City through 10 financial service centers, one limited service center and an online FSC.
  - The financial service centers are located in Middleburg, Leesburg (3), Purcellville, Ashburn, Reston, Warrenton, Marshall, Gainesville and Williamsburg.

Fort Evans (Leesburg) Financial Service Center



- The Company's financial service center model calls for the presence of all business lines in each market.
  - Commercial, retail, mortgage and wealth management personnel are all served from a single location.
  - Allows for our customers to come to one location for all services with the Bank, which better facilitates the cross selling of financial services.
- Strategy of the Bank includes:
  - Focus on generating "core" deposit growth.
  - Continue to hire highly competent and engaged local banking professionals with established relationships with small businesses and affluent households.
  - Continue to market strong brand recognition (over 86 years operating in the marketplace).

Southern Trust Mortgage

- Southern Trust Mortgage (STM) is a regional mortgage lending subsidiary of Middleburg Bank that originates permanent residential mortgage loans to be sold, servicing released, into the secondary market.
  - Middleburg Bank owns 57.1% of the issued and outstanding membership units of STM.
  - STM, headquartered in Virginia Beach, VA, operates 24 offices in Virginia, Maryland, North Carolina and South Carolina.
  - STM operates as Middleburg Mortgage within all of the Company's financial service centers, providing mortgage banking services for the Company's clients.
- Recent updates include:
  - Increased ownership to 57.1% from 42.3% by acquiring membership interest from one of the partners for $1.6 million in Q2 2008.
  - Attracted new loan producers because of market turmoil.
- Significant origination capabilities: in 2009 completed 4,482 loan closings totaling $991.1 million in total mortgage volume, up 43% and 50% year-over-year, respectively.

Number of Loan Closings



1,600
1,400
1,200
1,000
800
600
400
200
0
827
744
1,264
1,423
929
866
631
841
926
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010

Southern Trust Mortgage

- Mortgage banking strategy involves building and maintaining sustainable non-interest revenue and net income while properly managing risk.
  - STM generates fees from origination and sale of mortgage loans into the secondary market.
  - Changed management compensation scheme from top line focus to bottom line focus in 2008.
  - Middleburg Bank provides a warehouse participation line to fund STM's mortgage originations.
  - Middleburg takes no interest rate risk on booked loans through STM.

Loan Closings and Volume



$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
Volume ($ in millions)
2,000
1,600
1,200
800
400
0
Loan Closings
$317.1
1,423
$198.7
929
$204.4
866
$149.4
631
$188.4
841
$217.9
926
Q2 '09
Q3 '09
Q4 '09
Q1 2010
Q2 2010
Q3 2010
Volume
Loan Closings

Loan Purchase vs. Refinance



70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
% of Total Volume
65%
35%
60%
40%
55%
45%
50%
66%
34%
59%
41%
Q2 '09
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10
Purchase
Refinance

Middleburg Investment Group

Middleburg Trust Company ("MTC")

- Middleburg Trust Company provides fiduciary and investment management services to individuals, institutions and foundations.
  - "Growth at a reasonable price" investment style.
  - MTC currently manages over 564 accounts with approximately $905.5 million in assets under management/administration.
  - Headquartered in Richmond, VA with offices in Middleburg and Williamsburg, VA.

Middleburg Investment Advisors ("MIA")

- Middleburg Investment Advisors specializes in investment grade fixed income securities, taxable and tax-exempt, as well as equity investments for individuals, trusts, corporations, associations, foundations, and pensions.
  - Fixed income total return investment strategy.
  - Value stock selection strategy with no limit on market capitalization.
  - Primarily serves the Washington, DC metropolitan area and has clients in 24 states.

Middleburg Trust Company AUM



Assets Under Management ($M)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$661.2
$730.7
$771.5
$854.8
$821.1
$905.5
Q2 '09
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10

Middleburg Investment Advisors AUM



Assets Under Management ($M)
$800
$700
$600
$500
$400
$300
$200
$100
$0
$400.3
$486.4
415.2
$426.3
$416.2
$437.0
Q2 '09
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10

Note: AUM = Assets Under Management.

Financial Performance

Middleburg Financial Corporation

Key Financial Highlights – YTD 2010

($ in 000s)

	YTD		
	Sep-10	Sep-09	% Growth
Balance Sheet			
Total Assets	$1,111,464	$997,777	11.4%
Total Loans, HFI	655,235	652,520	0.4%
Total Deposits	896,940	787,628	13.9%
Total Equity	101,430	125,221	(19.0%)
Tangible Book Value per Share	$13.29	$13.65	(2.6%)
Income Statement			
Net Interest Income	$24,846	$28,950	(14.2%)
Non-Interest Income	18,026	15,173	18.8%
Net Income (available to common shareholders)	(4,250)	1,648	(357.9%)
EPS	-$0.61	$0.32	(290.6%)
Ratios			
Net Interest Margin	3.61%	4.28%	(15.7%)
Return on Average Equity	-5.54%	2.94%	(288.4%)
Tang. Com. Equity/Tang. Assets	8.32%	9.72%	(14.4%)
Non Performing/Assets	3.50%	1.88%	86.2%
Loan Loss Reserve Ratio	2.42%	1.41%	71.6%

Key Financial Highlights

- Third Quarter and Year-to-Date 2010:
  - Net loss of $5.8 million for quarter.
  - Net loss of $4.3 million for the nine month period.
  - Diluted loss per share of $0.83 for the quarter.
  - Net interest margin of 3.27% for the quarter and 3.61% for year.
  - Total assets grew by $50 million or 4.7%; $135 million or 13.8% for year.
  - Total loans increased $11.1 million in 2010, in a challenging environment.
  - Strong mortgage originations of nearly $218 million, $555 million for year.
  - Robust deposit growth of $38 million for quarter; $91.3 or 11.3% for year.
  - Aggressive credit actions resulted in a $9.1 million provision for loan loss.
  - Strong capital ratios: Total Risk-Based Capital Ratio, 13.4%; Tier 1 Capital Ratio, 12.2%; and, Tier 1 Leverage Ratio, 9.1% as of September 2010.

Third Quarter Pre-Tax Charges

Charge Amount	Charge Detail
$5.8 million	Increase to loan loss reserves.
$3.3 million	Charge-off of non-performing loans.
$1.4 million	Write-down of carrying value of two properties no longer branch site locations.
$725,000	Recognized other-than-temporary impairment on certain trust preferred securities.
$530,000	Restructuring charge related to workforce downsizing; restructuring expected to decrease payroll expense 10%.
$481,000	Adjustment to Other Real Estate Owned
$50,000	Associated to termination of defined benefit pension plan, frozen and contributions suspended in 2008.
$12.3 million pre-tax charge	

Strong Balance Sheet Growth

Total Assets


CAGR = 7.2%

Net Loans, HFI


CAGR = 5.2%

Total Deposits


CAGR = 9.9%

Total Equity


CAGR = 17.9%

Strong Core Deposit Composition

Total Deposits at Sept. 30, 2009


Money Market Savings 5.7%
IRAs 1.1%
Regular Savings 7.6%
Brokered CDs 10.7%
Interest-Bearing Checking 33.3%
Noninterest Bearing Demand Deposits 16.6%
Retail CDs 25.0%

Total Deposits: $818.7 million

Core Deposits: $731.1 million (89.3% of total deposits)

Total Deposits at Sept. 30, 2010


Money Market Savings 6.4%
IRAs 1.2%
Regular Savings 9.3%
Brokered CDs 7.1%
Interest-Bearing Checking 29.3%
Noninterest Bearing Demand Deposits 14.7%
Retail CDs 32.0%

Total Deposits: $870.2 million

Core Deposits: $808.3 million (92.9% of total deposits)

- Core deposits increased 10.56% from September 30, 2009.

Note: Core Deposits excludes Brokered CDs. Tredegar Ins Select excluded from Total Deposits.

Loan Portfolio Composition



Unsecured
2.6%
Cash or Securities
0.8%
Equip, Auto or
UCC
5.2%
Comm RE
17.2%
Residential RE
38.2%
Owner Occupied
CRE
24.2%
Construction
Project
4.4%
Land
7.3%

Non-Performing Assets


Non-Performing Assets
45,000,000
40,000,000
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
Dec-09
Mar-10
Jun-10
Sep-10
Nonaccrual Loans
Other Real Estate Owned
90+ Days Delinquent

Better than Peer Asset Quality

NPAs + 90 DDQ / Assets



Non-Performing Loans / Total Loans



Loan Loss Reserve Ratio



Net Charge-Offs / Average Loans



Peers consists of: AMNB, CFFI, CFNL, CWBS, CPBK, CRFN, EGBN, EFSI, EVBS, FBSS, FNBN, MNRK, OPOF, PEBK, SHBI, STEL, SMMF, UBSH, VBFC, and VCBI.

Revenue Composition

	2004 - 2009 CAGR	2009 vs. 2010
Net Interest Income	12.8%	-14.2%
Non-Interest Income	23.9%	18.8%
Total Revenue	16.0%	12.9%



$60
$50
$40
$30
$20
$10
$0
Revenue ($ in millions)
$27.5
$6.8
$20.6
$32.2
$7.6
$24.6
$34.7
$7.7
$26.9
$35.3
$8.1
$27.2
$51.0
$17.8
$33.2
$57.6
$19.9
$37.7
$44.1
$15.2
$29.0
$42.9
$18.0
$24.8
2004
2005
2006
2007
2008
2009
Q3 '09 YTD
Q3 '10 YTD
Net Interest Income
Non-Interest Income

Profitability Drivers

Average Cost of Total Deposits



Net Interest Margin



Non-Interest Income / Average Assets



Efficiency Ratio


As calculated by SNL

Peers consist of AMNB, CFFI, CFNL, CSBS, CPBK, CBFN, EGBN, FFSI, EVBS, FBSS, FNBN, MNRK, OPOF, PEBK, SHBI, STEL, SMMF, UBSH, VBFC, and VCBI

Shareholder Returns

Net Income



Diluted EPS*



Return on Average Tangible Equity



Return on Average Common Equity



Peers consists of: AMNB, CFFI, CFNL, CWBS, CPBK, CRFN, EGBN, EFSI, EVBS, FBSS, FNBN, MNRK, OPOF, PEBK, SHBI, STEL, SMMF, UBSH, VBFC, and VCBI.
*Available to common shareholders.

Well Capitalized – Effects of Capital Raise

- Additional equity capital:
  - $5 million common stock investment by David Sokol.
  - Raised additional capital of $19.3 million net through a common stock offering August 2009.
  - Repayment of $22 million TARP CPP in December 2009.
  - Provides competitive advantage in marketplace attracting bankers and clients.



16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
8.3%
9.1%
5.0%
4.1%
12.2%
6.0%
6.2%
13.4%
10.0%
3.4%
Tang Common / Tang Assets
Tier 1 Leverage Ratio
Tier 1 Risk Based Capital Ratio
Total Risk Based Capital Ratio
MFC
FED
Exceeds